

TERSUSPOWER INC

Hydrogen Energy Solutions

Investor Presentation
Q4 2021

CONFIDENTIAL

Disclaimer

This presentation provides information regarding Tersus Power, Inc. (the "Company") that is confidential and is provided to you solely for information purposes. You may not distribute or otherwise share this information with any other person, without the prior written permission of the Company's Management.

This presentation does not constitute an offer to buy securities of the Company. Such an offer will only be made pursuant to a confidential offering memorandum for the Company (the "PPM"), which will include full details on an investment in the Company. Potential investors should read and review the PPM carefully, including the description of risk factors contained herein, before making any investment decision regarding the Company.

The information herein reflects the opinions and projections of Management regarding the Company as of the date of publication which are subject to change without notice at any time after the date of issue. Management makes no representation or warranty concerning the accuracy of any data presented and does not represent that any opinion or projection provided will be realized. You should not treat any of the information herein as advice in relation to investment, legal or taxation matters.

Statements herein that reflect projections or expectations of future financial or economic performance of the Company are forward-looking statements. Such "forward-looking" statements are based on various assumptions, which assumptions may not prove to be correct. Accordingly, there can be no assurance that such statements, projections, expectations and their underlying assumptions will prove to be accurate or will accurately predict future events or the Company's actual performance. Forward-looking statements included herein should be considered speculative and are qualified in their entirety by the information and risks disclosed in the PPM. In this regard, there are a number of important factors that could cause actual results or events to differ materially from those indicated by the forward looking statements herein, including, but not limited to: Management's ability to identify, develop or achieve commercial success for projects; changes in the renewable energy markets; delays in projects; the ability of one or more projects to obtain financing; risk of illiquidity and other risks generally associated with investments in the renewable energy sector generally. Management disclaims any intention or obligation to update any forward-looking statements to reflect subsequent events or circumstances or update the reasons that actual results differ materially from those anticipated, except as required by law.

Prospective investors are advised to consult with their own independent tax and business advisors concerning the validity and reasonableness of the forward-looking statements herein and the underlying assumptions related to the same. No representations or warranties whatsoever are made by the Company, Management or any other person or entity as to the future probability of the Company or the results of making an investment in the Company. Past performance is not a guarantee of future results.

Investment Overview

TERSUSPOWER INC
Hydrogen Energy Solutions

Thesis

- Tersus Power presents a uniquely modular, pure-play hydrogen facility manufacturing opportunity for Next Generation of Modular Hydrogen Fueling Station technology, a superior technology to other fuel cell technologies
- Renegotiating contract with PowerTap Hydrogen Fueling Corp to manufacture a Modular Hydrogen Fuel Station with options for 9 more capable of producing 1,250kg/day of pure hydrogen. The 5,000kg/day modular unit design for HD trucks will commence in Q1 2022.
- Global demand for renewable alternatives to carbon-based fueling has continued to increase exponentially
- Hydrogen fuel cell technology has been hampered from achieving broader success due to lagging infrastructure and high production facility costs to produce the hydrogen
- Experienced management team which can execute quickly and efficiently

Potential Customers and End Users

ExxonMobil

Love's

pilot

NIKOLA MOTOR COMPANY

TA TravelCenters of America

THE BIG OPPORTUNITY:

Hydrogen's TIME IS NOW due to a rapid evolution of technology and economic advantages over existing methods

Building the "Hydrogen Highway"

Billions of dollars of hydrogen trucks and cars expected on the market in next 24 -36 months from incumbents (Toyota, Daimler/Volvo, Hyundai) and upstarts (Nikola) in next 36 months

The Hydrogen market is expected to be a $130 billion dollar market in the USA by 2030 and create 700,000+ jobs

Lack of hydrogen fueling stations in USA (under 70 consumer stations now) is the huge infrastructure opportunity with 1000s needed in the next 3-5years

Tersus Power has multiple patents and is most advanced, cost effective and truly green hydrogen station solution with >$50 million of invested capital



Consumers
Auto Manufacturers
TERSUSPOWER INC
Hydrogen Energy Solutions
Existing Gas & Truck Stations
Government Subsidy Programs
$
$
$
$

Benefits of Hydrogen Energy Infrastructure

TERSUSPOWER INC
Hydrogen Energy Solutions

Hydrogen can help tackle various critical energy challenges

It offers ways to decarbonize a range of sectors, including long-haul transport, chemicals, and iron and steel, where it is proving difficult to meaningfully reduce emissions. It can also help improve air quality and strengthen energy security.

Hydrogen is versatile

Cutting edge technologies are available today enable hydrogen to produce, store, move and use energy in different ways. It can be transported as a gas by pipelines or in liquid form by ships and it can be transformed into electricity and methane to power homes and feed industry, and into fuels for cars, trucks, ships and planes.

Hydrogen can enable renewables to provide an even greater contribution.

It has the potential to help with variable output from renewables, like solar photovoltaics (PV) and wind, whose availability is not always well matched with demand. Hydrogen is one of the leading options for storing energy from renewables and looks promising to be a lowest-cost option for storing electricity over days, weeks or even months.

There have been previous false starts for hydrogen; THIS TIME IS DIFFERENT

The recent successes of solar PV, wind, batteries and electric vehicles have shown that policy and technology innovation have the power to build global clean energy industries. With a global energy sector in flux, the versatility of hydrogen is attracting stronger interest from a diverse group of governments and companies.

Previous Challenges of Widespread Hydrogen Energy Adoption

The development of hydrogen infrastructure has been slow due to lack of innovative technology

Hydrogen prices for consumers have historically been highly dependent on how many refueling stations there are, how often they are used and how much hydrogen is delivered per day.

Hydrogen has been almost entirely supplied from natural gas and coal

Hydrogen is already produced at industrial scale all around the world, but its production is responsible for annual CO2 emissions equivalent to those of Indonesia and the United Kingdom combined. Harnessing this existing scale on the way to a clean energy future requires both the capture of CO2 from hydrogen production from fossil fuels and greater supplies of hydrogen from clean electricity.

Regulations have limited the development of a clean hydrogen industry.

Government and industry must work together to ensure existing regulations are not an unnecessary barrier to investment. Trade will benefit from common international standards for the safety of transporting and storing large volumes of hydrogen and for tracing the environmental impacts of different hydrogen supplies.

California Hydrogen Refueling Infrastructure (HRI) Program

What is it?

Created by the California Air Resources Board ("CARB") who oversee the LCFS program, the HRI program allows producers to earn LCFS HRI credits as soon as fueling stations are installed in California. Credits are issued simply if the hydrogen capacity (measured in daily capacity of hydrogen that can be produced in kg) were installed, even if no hydrogen were dispensed. The theory is that once the stations are in place, more consumers will buy hydrogen cars and the use of these stations will rise.

How Does it Work?

The station must be open to the public, be available to all drivers, allow all major credit cards, have confirmation from three vehicle OEMs that their customers can use the station, among other standards; and apply to CARB for the HRI credits. These credits are available for 15 years from the quarter following CARB's approval of the qualifying hydrogen station application

Why Does It Matter?

The Chicken and the Egg Conundrum: Consumers will not purchase hydrogen vehicles until there is a more robust hydrogen fueling infrastructure in place. However, hydrogen industry participants would not build more fueling stations until there were more hydrogen cars that use them. Thus, the regulators who oversee the LCFS program at the CARB created the HRI Program.

This has the potential to generate California LCFS credits of $2.95 per kg per day of hydrogen capacity; thus a 1,200 kg capacity hydrogen station can generate $1,292,100 of annual gross LCFS carbon credit revenues per each 1,200 kg hydrogen station installed and opened even if no hydrogen is sold.

Hydrogen Infrastructure Investment

- Capital investment into hydrogen infrastructure installations will produce meaningful social and economical benefits

- By building on current policies, infrastructure and clean energy policy momentum, this opportunity can help to scale up infrastructure development, enhance investor confidence and lower costs for all stakeholders.

Job Creation

Reduction in Carbon Emissions

Increase in Sustainability

Decentralization of Energy Source

Make Fuel Cell Vehicles more competitive

About Tersus Power, Inc.

Tersus Power Inc. was founded in 2021 as a contract manufacturer to build and deliver modular hydrogen fueling stations across the U.S and Canada.

Tersus is headquartered in Nevada, engaging a contract manufacturer to assemble the first 2 modular fueling stations under the guidance of Tersus engineers, after which will commission a manufacturing facility in Phoenix, Arizona which will support the manufacturing of a minimum of 10 modular fueling stations per month beginning in the fourth quarter of 2022.

Tersus Power's Next Generation Modular Hydrogen Fueling Station is based on the functionality of the PowerTap PT5O, which was originally developed and manufactured by Nuvera in cooperation with the Department of Energy, with a daily hydrogen generation capacity of 50 kilograms. Tersus Power’s **NextGen** station has unique, state of the art components with a daily hydrogen generation capacity of 50 kilograms.


Shell
Hydrogen

Introducing: Tersus Power's Next Generation Modular Hydrogen Fueling Station

NextGen will be at the heart of the Tersus Power modular fueling station, generating up to 1,250 Kg of pure hydrogen daily.

NextGen stations will utilize Tersus designed and patented solutions to build the next generation in Hydrogen refueling stations.

The objective of Tersus Power is to develop a modular steam reformer while maintaining balance between cost, efficiency, durability, manufacturability and environmental standards.


TERSUSPOWER
HYDROGEN
Powertech

Proprietary Cutting-Edge Technology: Steam Methane Reforming



1. WATER TREATMENT SKID
Creates ultra-pure water by removing impurities such as silica, calcium, and chlorides from regular potable water and stores in a 250-gal tank
2. DESULFURIZER
Purifies natural gas for the reforming process
4. REFORMERS
Reforms steam and natural gas mixture to produce 75% of the hydrogen
11. DISPENSING PUMPS
Interfaces with the vehicle to deliver hydrogen to the fuel tank
3. STEAM GENERATOR
Creates steam for PowerTap Gen 3 reforming process
5. WATER GAS SHIFT REACTOR
Creates more hydrogen using the CO produced in the reformer. Produces 25% of the hydrogen.
6. REFORMATE COMPRESSORS
Compresses process gas for PSA purification
9. ACTIVE HYDROGEN STORAGE
875 bar constantly regulated storage tanks
10. DISTRIBUTION CHILLER
Cools the hydrogen before it is delivered to the Distribution Pump Manifold (Priority Panel)
8. COMPRESSORS
Compresses high-purity hydrogen to 875 bar
7. CO_2 & HYDROGEN PRESSURE SWING ABSORBERS (PSAs)
Separates and refines reformate to 99.997% H_2 and 99% CO_2 for liquification and aftermarket use.

3-D rendering of the Tersus Power Hydrogen Fueling Station

Expected Plant Performance

The Tersus Power NextGen System is an on-site hydrogen generator that produces high purity hydrogen gas (Fuel cell grade, ≥ 99.97% H2) at a flow rate of 250 to 1250 kg/day via steam methane reforming process.

Inputs

- Pipeline natural gas
- City water
- 120 VAC 1 phase and 208-230 VAC 3 phase electricity, no 480 VAC required
- Ambient air
- Nitrogen for purge

Competitive Advantage: A Paradigm Shift for delivering Hydrogen

TERSUSPOWER
Hydrogen Energy Solutions

The **current model** for dispensing hydrogen in vehicles is the **Compress, Store, Dispense (CSD) model**, in which industrial hydrogen is produced in a central plant (grey hydrogen) and shipped by tanker truck to the fuel station, where it is compressed, stored and dispensed to vehicles.

The CSD model creates several problems that Tersus Power has solved with the **Tersus NextGen System.**

- The PowerTap Gen3 system eliminates disruptions of hydrogen supply to the consumer by augmenting production capabilities on site at each filling station.
- Our design provides hydrogen at a lower cost point by eliminating the cost of shipping while simultaneously lowering the carbon intensity (CI) of the produced hydrogen via elimination of the trucking of the fuel to its dispensing point.
- Our system improves safety by eliminating the transport of high-pressure gas via commercial carriers.

Existing Hydrogen Technologies

- Hydrogen produced off-site in production facility
- Hydrogen stored off-site awaiting customer orders
- Once ordered, hydrogen transported to customer
- Customer stores hydrogen awaiting consumer demand
- Consumer use at the pump

TERSUSPOWER Hydrogen Energy Solutions

- Modular Plant manufactured off-site in Phoenix area
- Modular plant transported to any US location
- Station set up and able to generate hydrogen ON-SITE based on actual daily demand
- Consumer use at the pump

TERSUSPOWER
Hydrogen Energy Solutions

Consumer Unit Economics: Eliminating "Pain at the Pump"

Hydrogen Conversion to GGE: (Gallon of Gas Equivalent)

Fuel Type	Unit of measure	Quantity of Alternative Fuel Per One Gallon of Gasoline
Hydrogen	H_2 Pounds	2.198 pounds of hydrogen
	H_2 Kilograms	1 kilogram of hydrogen
	H_2 Cubic feet	357.37 cubic feet of hydrogen



Hydrogen = Renewable

Costs of Hydrogen
(1Kg)

- Source: Water
- Renewable: Yes
- Carbon Footprint: No
- **Production Cost per 1kg: $1.00/kg**
- **Consumer Cost at Pump: $1.33/kg**

Gasoline = Non-Renewable

Costs of Gasoline
(1 gallon)

- Source: Crude Oil
- Renewable: No
- Carbon Footprint: Yes
- **Production Cost per 1gal: $2.40/gal**
- **Consumer Cost at Pump: $4.00/gal**

Average Expected Energy Use* (miles per gallon estimate) Hydrogen vs Gasoline

Passenger Car		Light Truck		Transit Bus	
Hydrogen Fuel Cell	Gasoline Powered Car	Hydrogen Fuel Cell	Gasoline Powered Light Truck	Hydrogen Fuel Cell	Diesel Powered Transit Bus
81.2	29.3	49.2	21.5	12.4	3.86

The Bottom Line: The Consumer pays 1/3rd of the cost of an equivalent hydrocarbon fuel with at least 2X the performance for Light Trucks and 3X the performance for Cars and Buses.

*Connecticut Hydrogen-Fuel Cell Coalition

The Hydrogen Vehicle Market is Primed for Next Gen Technology

The key factors that impact the growth of the global hydrogen vehicle market include the surge in environmental concerns, increase in government initiatives for development of hydrogen fuel cell infrastructure, high initial investment in infrastructure, and technological advancement and future potential.

Projected to grow at **67% CAGR** from 2021-2028

$42 B

7M+ Global Fuel Cell Vehicles by 2032

Growth Drivers

Exponential increase in environmental concern

Government initiatives for the development of hydrogen infrastructure

Increase in demand for fuel-efficient, high performance, and low-emission vehicles

Why Hydrogen FCEV Technology?

TERSUSPOWER Hydrogen Energy Solutions

	Hydrogen FCEV	Battery EV	Gas/Diesel
Emissions	No emission	No emission	Lots of pollutants
Vehicle Lifecycle	>10 years	Need to replace battery after several years	~10 years
Fueling/Charging Time	5-10 minutes	1 hour+	5-10 minutes
Fuel Cost	Inexpensive, especially with carbon credits	Lower costs currently but no government incentives	Comparable to Hygroden FCEV but no government incentives
Infrastructure to Support	Very limited currently; 40 stations in CA; Presents opportunity to manufacture infrastructure to complement demand	Very limited high power stations (>350Kw) for HD vehicles	Plentiful
Types of Operation	Near dock Local Regional	Battery weight and range become significant concerns for regional and longer operations	Near dock Local Regional

- In the US, California is the only US state with a hydrogen fueling network
- Carbon-based fuels have more price volatility than renewables
- As technology continues to evolve, commodity pricing for renewables is lower and lower

Ongoing Industry Technological Innovation

Each year, the US Department of Energy's Fuel Cell Technologies Office (FCTO) tracks U.S. patents granted specifically as a result of its funding as just one indicator of cutting-edge innovation.

FCTO funding has led to more than 960 hydrogen and fuel cell patents, with approximately:

- 37% of hydrogen and fuel cell patents coming from the National Labs
- More than 30 technologies commercialized
- Over 65 technologies with potential to be commercial in the next few years
- Over 1,000 patent applications resulting from FCTO-funded RD&D

Cumulative Number of Patents Awarded Over Time (≤2000–2018)



962 patent awards, 20 issued in 2018
• 497 fuel cell
• 118 hydrogen storage
• 347 hydrogen production and delivery
Storage
Production/Delivery
Fuel Cell
Cumulative Number of Patents
1000
950
900
850
800
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
<2000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

FCTO funding has enabled a number of advances, including:

- 60% decrease in the cost of automotive fuel cells in over a decade
- 4-fold improvement in durability for light-duty vehicles, to over 120,000 miles
- 80% decrease since 2002 in the cost of electrolyzer stacks
- 30% decrease in hydrogen carbon fiber composite storage tank cost since 2013

Support of Governments Around the Globe

Hydrogen & Fuel-Cell Initiatives Sponsored by Global Governments

North America
- Creation of Fuel Cell Technologies Office (US)
- H2USA (US)
- H2@Scale (US)
- International Partnership for Hydrogen and Fuel Cells in the Economy (Canada)

Europe
- Fuel Cells and Hydrogen Joint Undertaking (EU)
- Joint Initiative for Hydrogen Vehicles across Europe
- Connecting Europe Facility Program

Asia
- Strategic Energy Plan #4 (Japan)
- Energy Technology Revolution and Innovative Action Technology 2016- 2030 (China)

Selected government spending on hydrogen and fuel-cell programs, $ million


North America
United States
~125
(2016)
Canada
~30
(2012)
Europe
European Union
~150[1]
(2014)
France
~40
(2012)
Denmark, Finland, Norway, Sweden
~60
Germany
~85
(2014)
Asia
Japan
~350
(2016)
China ~25 (2014)
South Korea ~35 (2017)
~850

[1] At European level and in other European countries not shown explicitly.

McKinsey&Company

Accelerated Consumer Demand

Reduction in Total Cost of Ownership will help solidify hydrogen's foothold in the renewable fuel segment.

Other than General Operation costs (driver wages, insurance, permits, tolls, and tires), fuel cost has potentially greatest impact on TCO in future.

- Need for systems with high fuel economy and low-cost H2fuel
- Reduction in TCO between current 2021 and 2035 is a combination of increased production volume, minor system improvements, increase in fuel economy, and reduction in fuel price



TCO ($/mile)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
200 (2021)
500 (2022)
1000 (2023)
10000 (2025)
50000 (2030)
100000 (2035)
Comp. Replacements
H2 Storage System Price
FC System Price
Balance of Truck Price
H2 Fuel
O&M Cost
General Ops
Production Volume (Systems per year (estimated year))

(Exclusive of available tax credits)

California's HCEV Initiative: A Case Study

In 2013, California began an initiative to promote usage of hydrogen fuel cell technology to reduce the state's reliance on carbon-based fueling.

This program was supported in part via targeted legislation and tax incentive programs

- Low Carbon Fuel Standard Carbon Credit Program
- Hydrogen Refueling Infrastructure Program

As a result of these initiatives, California is building the sole self-sufficient hydrogen fueling network in the US.



Citrus Heights
Sacramento
West Sacramento
Mill Valley
Third Street
Emeryville
San Ramon
South San Francisco
Hayward
Fremont
Palo Alto
San Jose
Mountain View
Saratoga
Campbell
Woodland Hills
La Cañada-Flintridge
South Pasadena
Hollywood
Fairfax
Santa Monica
West LA
Playa Del Rey
LAX
Lawndale
Torrance
Long Beach
Diamond Bar
Ontario
Riverside
Anaheim
Costa Mesa
UC Irvine
Lake Forest
Newport Beach
San Juan Capistrano
Truckee
Coalinga
Santa Barbara
Thousand Oaks
Del Mar
N
Open Hydrogen Stations

California Low Carbon Fuel Standard ("LCFS") Carbon Credit Program

TERSUSPOWER Hydrogen Energy Solutions

What is it?	A multi-billion carbon credit trading market in which California's LCFS program required the main fuel suppliers to reduce the carbon intensity of their fuels by 10% by 2020 – from a 2010 baseline. The program was extended to require a further reduction of 10% by 2030 – thus, a 20% total reduction.
Defining Characteristics	The program provides the opportunity to generate revenue even before dispensing any hydrogen from fueling stations by allowing manufacturers to sell their earned LCFS credits on an on-going basis on the emission trading markets.
Who Do We Transact With?	Purchasers of these credits are oil companies and other gross polluters, who are required to offset their CO_2 emissions in California.
Why is It Significant?	The market demand for these credits have been increasing since the start of the program because the baseline ratchets down every year, yet it is particularly challenging to reduce the carbon intensity of the conventional fuel mix. Credit values have hovered around $200 over the last two years.

Management Team : Experienced Leaders in the Manufacturing & Tech Industries with proven backgrounds in M&A

Michael Rosen
CEO & President

- Guided Supply Chain (Bain Capital & New Mountain Capital portfolio companies)
- VP Operations (Home Depot Supply)
- SVP Manufacturing, Supply Chain, Sales & Retail Systems (True Value)
- General Manager (Weyerhaeuser)

William Bossung
CFO & Treasurer

- Member of Board of Directors
- Co-Founder of BCF Technology (Exit to Vertafore)
- Co-Founder of Splash Beverage Group (SBEV)
- Director of Corporate Finance of Chadmoore Wireless Group




Hydrogen
Hydrogen

Engineering Team : World Class engineering personnel in the Industrial and Manufacturing Sectors

Ed Green – Lead Engineer

- Mechanical Engineer 30+ Years
- Heavy Industry Power Generation
- Renewable Energy, Chemical Plant & O&G Experience

John Casamassa – Mechanical & Structural Engineer

- Mechanical Engineer 25+ Years
- Thermal & Mechanical Stress Expert
- Designed Heat Exchanges in Fossil Fuel and Nuclear Power Plants

Sam Balooch – Chief Information Officer

- 20+ years in the field of Information Technology
- CIO at Spireon, leader in connected vehicle intelligence company
- CIO at RL Jones, industry leading customs broker and warehouse logistics company
- CIO at Gilbert Trucking, industry leader in supply chain services for the retail sector
- B.S. in Computer Sciences from UC Berkeley

Mazda Marvasti – CTO/Process Control Engineer

- CTO of Cloud Division for VMWare
- Co-Founder and CTO of Integrian (Acquired by VMWare in 2010)
- CTO of LowerMyBills (Acquired by Experian)
- Multiple patents on large scale Data Analytics
- Ph.D. from Georgia Teach in Aerospace Engineering

Capitalization and Debt

Common Stock: 200,000,000 shares authorized
10,000,000 issued and outstanding (Founders shares)

Preferred stock: 0 shares authorized

No options, warrants or any other financial instrument outstanding that can be converted into shares of common stock

No poison pills or golden parachutes

No outstanding convertible or non-convertible debt

TERSUSPOWER INC
Hydrogen Energy Solutions

Contact

Michael Rosen
michael.rosen@tersuspower.com
702.608.9589